UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.______)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a-12

CORENERGY INFRASTRUCTURE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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[   ] Fee paid previously with preliminary materials.
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1100 Walnut Street, Suite 3350
Kansas City, Missouri 64106
April 10, 2020
Dear Fellow Stockholder:
You are cordially invited to attend the annual meeting of stockholders of CorEnergy Infrastructure Trust, Inc. (the “Company”) on May 20, 2020 at 10:00 A.M. Central Time, at 1100 Walnut Street, Kansas City, Missouri in the Emerald room on the fourth floor.
At the meeting, you will be asked to (i) elect one director of the Company, (ii) ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020, and (iii) consider and take action upon such other business as may properly come before the meeting, including any adjournment or postponement thereof, as more fully discussed in the enclosed proxy statement.
Accompanying this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Company’s proxy statement, which gives detailed information about the proposals and why the Company’s Board of Directors recommends that you vote to approve each of the proposals and the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2019, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934. If you have any questions about the proxy or need any assistance in voting your shares, please call 1-877-699-CORR (2677).
Your vote is important. Please vote your shares as soon as possible by following the instructions located in the Notice of Internet Availability of Proxy Materials sent to you or in the Company’s proxy statement to ensure that your shares will be represented and voted at the meeting even if you cannot attend. Even if you plan to attend the meeting, you are urged to to vote your shares in accordance with these instructions.

Sincerely,

David J. Schulte
Chairman of the Board and Chief Executive Officer

CORENERGY INFRASTRUCTURE TRUST, INC.
ANSWERS TO SOME IMPORTANT QUESTIONS
Q.  WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?
A. This proxy contains two proposals from the Company: (i) to elect one director to serve until the Company’s 2023 annual meeting of stockholders; and (ii) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020.
Q.  HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?
A.  The Board of Directors unanimously recommends that you vote “FOR” all proposals.
Q.  HOW CAN I VOTE?
A.  Voting is quick and easy. You may vote your shares via the Internet or telephone or, if you requested a paper copy of the materials, by signing the enclosed proxy card or the voting instruction form received from your broker, if applicable (your ballot) and mailing it in the postage-paid envelope included in your package.
Q.  IS THE MEETING BEING HELD IN PERSON?
A.  We currently intend to hold our annual meeting in person. However, in consideration of the public health concerns our stockholders may have, and recommendations or requirements that public health officials may issue related to the coronavirus (COVID-19) situation, we are planning for the possibility that the annual meeting may be held solely by remote communication (i.e. virtually), or that we may need to reconsider the date, time and location of the annual meeting. If we take any of these steps, we will announce the decision to do so in advance via a press release and post information on our website that will also be filed with the SEC as additional proxy solicitation material and provide details on how to participate to stockholders of record as of March 20, 2020.
You may also vote in person if you are able to attend the meeting (subject to obtaining a legal proxy from the broker, bank or other nominee that holds your shares of record, if applicable). However, even if you plan to attend the meeting, we urge you to cast your vote utilizing one of the other options to ensure your vote is counted should your plans change.
The foregoing summarizes information that is included in more detail in the Proxy Statement. We urge you to
read the entire Proxy Statement carefully.
If you have questions, call 1-877-699-CORR (2677).

CORENERGY INFRASTRUCTURE TRUST, INC.
1100 Walnut Street, Suite 3350
Kansas City, Missouri 64106
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of CorEnergy Infrastructure Trust, Inc.:
        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CorEnergy Infrastructure Trust, Inc., a Maryland corporation (the “Company”), will be held on May 20, 2020 at 10:00 A.M. Central Time, at 1100 Walnut Street, Kansas City, Missouri in the Emerald room on the fourth floor for the following purposes:
1.To elect one director of the Company, who will hold office for a term of three years and until his successor is duly elected and qualified;
2.To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020; and
3.To consider and take action upon such other business as may properly come before the meeting including the adjournment or postponement thereof.
The foregoing items of business are more fully described in the accompanying Proxy Statement.
        On or about April 10, 2020, a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Stockholders (the “Notice”) is first being mailed to our stockholders of record as of the record date and our proxy materials are first being posted on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those stockholders who previously requested to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, you will receive those materials as you requested.
        We currently intend to hold our annual meeting in person. However, in consideration of the public health concerns our stockholders may have, and recommendations or requirements that public health officials may issue related to the coronavirus (COVID-19) situation, we are planning for the possibility that the annual meeting may be held solely by remote communication (i.e. virtually), or that we may need to reconsider the date, time and location of the annual meeting. If we take any of these steps, we will announce the decision to do so in advance via a press release and post information on our website that will also be filed with the SEC as additional proxy solicitation material and provide details on how to participate to stockholders of record as of March 20, 2020.
        Stockholders of record as of the close of business on March 20, 2020 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting). If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors of the Company,

Rebecca M. Sandring Secretary
April 10, 2020
Kansas City, Missouri
All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete the proxy as promptly as possible in order to ensure your representation at the meeting. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a legal proxy issued in your name.

CORENERGY INFRASTRUCTURE TRUST, INC.
1100 Walnut Street, Suite 3350
Kansas City, Missouri 64106
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
April 10, 2020
        This proxy statement is being sent to you by the Board of Directors of CorEnergy Infrastructure Trust, Inc. (the “Company”). The Board of Directors is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on May 20, 2020 (the "Annual Meeting"), by the proxy holders designated by the Board of Directors and named therein.
        The Notice concerning availability of this proxy statement, the proxy and the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2019, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934, are first being made available to stockholders on or about April 10, 2020.
        The Company’s reports filed with the Securities and Exchange Commission (“SEC”) can be accessed on the Company’s website, http://investors.corenergy.reit/investors/financial-information, or on the SEC’s website (www.sec.gov). Please note that any information found and/or provided on any web site for which an Internet address is furnished in this proxy statement, other than this proxy statement and the related materials provided at www.proxyvote.com as referenced below, is not part of the Company's proxy soliciting materials and is not incorporated herein by reference.
Notice of Internet Availability of Proxy Materials
        The Company uses the SEC notice and access rule that allows it to furnish its proxy materials over the Internet to its stockholders instead of mailing paper copies of those materials to each stockholder. This allows the Company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of its Annual Meeting. On or about April 10, 2020, the Company mailed a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Stockholders (the “Notice”) to its stockholders of record as of March 20, 2020. This Notice is not a proxy and cannot be used to vote your shares. As more fully described in the Notice, all stockholders may choose to access the Company's proxy materials on the website referred to in the Notice (www.proxyvote.com) or may request a printed set of its proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those stockholders who previously requested to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, you will receive those materials as you requested.
VOTING AT THE ANNUAL MEETING
Record Date and Outstanding Stock
        The Board of Directors has fixed the close of business on March 20, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof as set forth in this proxy statement. As of the Record Date, the Company had 13,651,521 shares of its common stock, par value $0.001 per share (the “Common Stock”) issued and outstanding.
Quorum Requirement
        The presence, in person or by proxy, of stockholders entitled to cast a majority of the total number of votes entitled to be cast at the Annual Meeting constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the Annual Meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares, as described below) will be treated as shares that are present at the meeting but have not been voted.
        If a quorum is not present in person or by proxy at the meeting, or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the meeting, the chair of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the Annual Meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the meeting.

How Proxies Will Be Voted
        All proxies solicited by the Board of Directors of the Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.
How to Vote Your Shares
        You may vote your shares for the Annual Meeting:
•Via the Internet at http://www.proxyvote.com;
•By telephone at 1-800-690-6903;
•For stockholders who request a paper copy, by completing and signing the enclosed proxy card or the voting instruction form received from your broker, if applicable (your ballot); and
•You may also vote in person if you are a stockholder of record who is able to attend the Annual Meeting and satisfies the additional requirements described below under "Revoking a Proxy; Voting at the Annual Meeting."
Votes Required for Approval; No Dissenters’ Rights
        Assuming the presence of a quorum, the vote required to approve each of the proposals at the Annual Meeting is as follows:
•The affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting is required for the election of the Board of Directors’ one nominee for election as a director at this year's Annual Meeting under Proposal 1.
•The affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting is required for approval of Proposal 2, ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending December 31, 2020.
        Each share of Common Stock is entitled to one vote with respect to those matters upon which such share is to be voted. No cumulative voting rights are authorized and dissenters’ rights are not applicable to any of these matters.
        As further described below under PROPOSAL ONE - Election of Directors, the Company's Bylaws were amended in 2017 to implement a majority voting standard, which provides that a director who is nominated in an uncontested election, and who does not receive a greater number of votes in favor of his or her election than votes against such election, is required to immediately tender his or her resignation to the Board of Directors for consideration.
Special Notice Regarding Shares Held in Broker Accounts
        Under New York Stock Exchange (“NYSE”) Rule 452, NYSE member organizations are prohibited from giving a proxy to vote with respect to "non-routine" matters such as (i) an election of directors, (ii) any proposal related to executive compensation (including any stockholder advisory votes on the approval of executive compensation) or (iii) an authorization to implement an equity compensation plan, or any material revision to the terms of any existing equity compensation plan, without receiving voting instructions from a beneficial owner. Therefore, brokers will not be entitled to vote shares at the Annual Meeting with respect to Proposal 1 without instructions by the beneficial owner of the shares. Beneficial owners of shares held in broker accounts are advised that, if they do not provide instructions to their broker in a timely manner, their shares will not be voted in connection with the election of directors (Proposal 1). Conversely, NYSE Rule 452 permits brokers, on certain routine matters, to exercise their discretion in voting shares they hold in “street name” on behalf of beneficial owners who have not returned voting instructions to the brokers. Routine matters include the ratification of the selection of the independent registered public accountants (Proposal 2).
        In instances—such as voting on Proposal 1 at the Annual Meeting—where brokers are prohibited from exercising discretionary authority (so-called “broker non-votes”), the shares for which they have not received voting instructions are counted as present for the purpose of determining whether or not a quorum exists at the Annual Meeting, but are not included in the vote totals. Because broker non-votes are not included in the vote, they - like abstentions - are not counted as votes cast “for” or “against” a proposal. Accordingly, assuming the presence of a quorum at the Annual Meeting, abstentions and broker non-votes will have no effect on the election of any nominee for director under Proposal 1, since each nominee will be elected if the number of votes cast "for" his or her election exceeds the number of votes cast "against" such election. Broker non-votes do not occur on "routine" matters such as Proposal 2, but abstentions also will have no effect on the ratification of the selection of the independent registered public accountants under Proposal 2.
Revoking a Proxy; Voting at the Annual Meeting
        You may revoke your proxy at any time by: (i) sending prior to the Annual Meeting a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106; (ii) properly executing and sending, prior to the Annual Meeting, a later dated proxy; or (iii) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.
        Attendance at the Annual Meeting will not cause your previously signed proxy to be revoked unless you specifically so request. Please note that if your shares are held of record in the name of a bank, broker or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy, executed in your favor, from the holder of record. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.
Expenses and Solicitation of Proxies
        The expenses of preparing, printing and mailing the Notice and the proxy card, the accompanying notice and this proxy statement (as requested) and all other costs in connection with the initial solicitation and voting of proxies will be borne by the Company. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum at the Annual Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile, e-mail or personal interview by representatives of the Company, by the Company's external manager, Corridor InfraTrust Management, LLC ("Corridor"), by the Company’s transfer agent, by brokers or their representatives. The Company will not pay any representatives of the Company or Corridor any additional compensation for their efforts to supplement proxy solicitation.

PROPOSAL ONE
Election of Directors
         The Board of Directors of the Company unanimously nominated Todd E. Banks following a recommendation by the Corporate Governance Committee of the Company, for election as a director at the Annual Meeting. Mr. Banks, who is being nominated for re-election, is one of the Company's four independent directors and his present term expires in 2020. Mr. Banks currently serves as a member of the Company's Investment Committee and Audit Committee. Mr. Banks has consented to be named in this proxy statement and has agreed to serve if elected. The Company has no reason to believe that Mr. Banks will be unavailable to serve.
  As previously announced in a Form 8-K filed on February 21, 2020, Mr. Barrett Brady, who is currently a member of the Corporate Governance Committee and Investment Committee, has chosen not to stand for re-election. He will retire from the Board on May 20, 2020 at the end of his current term.
  The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Banks as director of the Company. Currently, the Company has five directors, four of whom (the “Independent Directors”) are “independent” as defined under the New York Stock Exchange listing standards. In accordance with the Company's Articles of Incorporation, the Board of Directors is divided into three classes of approximately equal size. The current terms of the directors of the different classes are staggered. The term of David J. Schulte will expire on the date of the 2021 annual meeting of stockholders, and the terms of Conrad S. Ciccotello and Catherine A. Lewis expire on the date of the 2022 annual meeting of stockholders.
         The Board of Directors has nominated Mr. Banks for election to a term of service as a director that will expire at the 2023 annual meeting of stockholders, and until his successor is duly elected and qualified. If Mr. Banks is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company's Board of Directors.
         In accordance with the Company’s Bylaws (“Bylaws”), each share of the Company’s Common Stock may be voted for as many individuals as there are directors to be elected. Thus, each common share is entitled to one vote in the election of Mr. Banks. Stockholders do not have cumulative voting rights. As amended in 2017, the Company's Bylaws now include a majority voting standard for directors in uncontested elections, in place of the prior provision allowing for the election of directors by plurality vote in all cases. The Bylaws also require any incumbent director nominee who does not receive a majority of the votes cast in an uncontested election to tender his or her resignation in writing to the Board promptly after the certification of the election results. The Corporate Governance Committee of the Board will review and make a recommendation to the Board as to whether such resignation should be accepted or rejected, and the Board (or the Corporate Governance Committee, in the event no director receives a majority vote) will review and take action on such recommendation within 90 days of the certification of the election results. The Company will publicly disclose the Board’s determination regarding any such tendered resignation and the rationale behind its decision in a filing with the SEC. The plurality vote standard will continue to apply to the election of directors in contested elections.
         The following table sets forth each Board member’s name, age and address, position(s) with the Company and length of time served, principal occupation during the past five years, and other public company directorships held by each Board member. Unless otherwise indicated, the address of each director is 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106.

Nominee For Director

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director

Todd E. Banks[1] (Born 1963, Age 56)	Director of the Company since May 2017.	Co-Founder and Portfolio Manager, Blackthorn Investment Group, LLC since 1998; Managing Member Blackthorn Capital, LLC since 1998; Managing Member Blackthorn Lending since 2012; Director, Blackthorn Fund Ltd. from 2004 - 2015; Director, Cartasite, LLC from 2012 - 2014; Managing Director, Koch Industries from 1991 - 1998; Reservoir / Production Engineer, Shell Oil Company from 1986 - 1991.	None
____________________
1 Current Independent Director.

Incumbent Director Not Standing for Re-Election

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director

Barrett Brady[1] (Born 1946, Age 73)	Director of the Company since July 2013; not standing for re-election and will retire effective May 20, 2020.	Retired in 2008. Formerly Senior Vice President, Highwoods Properties Inc, from 1998 to 2008; President and Chief Executive Officer, J.C. Nichols Company from 1995 to 1998; President and Chief Executive Officer, Dunn Industries, Inc. from 1975 to 1995.	EPR Properties, Inc; NASB Financial Inc; North American Savings Bank FSB[2]
____________________
1 Current Independent Director.
2 Mr. Brady chairs the Investment Committee of the EPR Properties' board. He also serves on the Audit Committee, Compensation Committee, Nominating Committee and Compliance/Risk Committee of NASB Financial, Inc.'s board; and the Audit Committee of North American Savings Bank, F.S.B's board.

Incumbent Directors Continuing in Office

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director

David J. Schulte (Born 1961; Age 59)	Chairman of the Board since January 2019; Director of the Company since December 2011; Chief Executive Officer since inception; President from inception to April 2007 and since June 2012.	Senior Managing Director of Corridor InfraTrust Management, LLC; Managing Director of Tortoise Capital Advisors, L.L.C (“TCA”) since inception in 2002 to 2015; Chief Executive Officer and President of each of TYG, TYY and TPZ from inception to 2011; Chief Executive Officer of TYN from inception to 2011; Senior Vice President of NTG since 2010, of each of TYG, TYY, TYN and TPZ since 2011 and of TTP since inception until 2015; CPA and CFA designation.
None
Conrad S. Ciccotello[1] (Born 1960; Age 59)	Director of the Company since its inception.	Director and professor at the Reiman School of Finance in the Daniels College of Business at Denver University since 2017; Faculty member, Robinson College of Business, Georgia State University from 1999 to 2017; Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Faculty Member, Pennsylvania State University from 1997 to 1999; Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	Tortoise Funds; Peachtree Alternative Strategies Fund[2,3]
Catherine A. Lewis[1] (Born 1952, Age 67)	Director of the Company since July 2013.	Retired in 2012. Formerly, Global Head of Tax for the Energy & Natural Resources Practice, KPMG, from 2002-2012. Arthur Andersen from 1986-2002. Certified Public Accountant ("CPA") designation 1987-2020.	Garmin Ltd.[4]

1 Current Independent Directors
2 The Tortoise Funds are Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and Tortoise Essential Assets Income Term Fund ("TEAF").
3 Mr. Ciccotello serves on the Audit Committee of the Tortoise Funds' board. He also serves as Lead Independent Trustee, and as Chair of the Audit Committee and as a member of the Nominating Committee and the Valuation Committee, on the Peachtree Alternative Strategies Fund board.
4 Ms. Lewis serves on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Garmin Ltd. board.

         Each director was selected to join the Company’s Board of Directors based upon their character and integrity, and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Schulte, their status as an Independent Director, as to Mr. Ciccotello, his service as a director for the Tortoise Funds, and as to Mr. Schulte, his role with Corridor, were important factors in their selection as a director. No factor was by itself controlling.
        In addition to the information provided in the table above, each director possesses the following attributes:
•Mr. Brady - executive and leadership roles with public real estate companies;
•Ms. Lewis - executive and leadership experience in public accounting, and tax expertise in the energy sector;

•Mr. Ciccotello - experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs;
•Mr. Schulte - executive and leadership roles with the Tortoise Funds and Corridor; and
•Mr. Banks - knowledge of energy operating companies and asset management experience.
        Pursuant to the requirements of Section 303A.02(a) of the NYSE Listed Company Manual, our Board of Directors has reviewed whether any director has any relationship with the Company’s independent auditors that would preclude independence under SEC and NYSE rules, or any material relationship with the Company (either directly or as a partner, member, stockholder or officer of an organization that has a relationship with the Company) which could (directly or indirectly) materially impact the ability of such director or nominee to exert his or her independent judgment and analysis as a member of the Board. As a result of this review, the Board affirmatively determined that four of the Company’s five current directors, were independent under the applicable standards of the SEC and NYSE. Mr. Schulte, our Executive Chairman of the Board and our Chief Executive Officer and President was not deemed independent. In making the independence determinations with respect to the other four directors, the Board considered the fact that Mr. Ciccotello is a director of the Tortoise Funds, as described above. The Company is externally managed by Corridor, a former affiliate of Tortoise Capital Advisors, L.L.C. (“TCA”), a registered investment adviser. TCA provides investment advisory and management services to the Tortoise Funds, and our Board of Directors does not believe that such relationship interferes in any way with the independence of Mr. Ciccotello as a director of the Company.
        Mr. Schulte serves as Executive Chairman of the Board of Directors. The appointment of Mr. Schulte as Executive Chairman reflects the Board of Directors' belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Directors with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Brady currently serves as Lead Independent Director. The Board expects to appoint a new Lead Independent Director following Mr. Brady's retirement at the conclusion of the Annual Meeting. The Lead Independent Director, among other things, chairs executive sessions of the directors who are Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Company’s management. The Independent Directors regularly meet outside the presence of management and are advised by legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of the Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Information About Executive Officers
        The preceding table and text provide more information about Mr. Schulte, the Chairman of the Board and the Chief Executive Officer of the Company. The following table sets forth each of our other executive officers' name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; and other public company directorships held by each such officer. Unless otherwise indicated, the address of each officer is 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106. Each officer serves until his or her successor is elected and qualified or until his or her resignation or removal.

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Officer

Rebecca M. Sandring (Born 1960; Age 59)	Executive Vice President since January 2019; Senior Vice President from 2016 - 2018; Chief Accounting Officer from June 2012 to November 2016 and from July 2018 to December 2019; Treasurer since December 2011; and Secretary since June 2012.	Managing Director of Corridor Infratrust Management, LLC since January 2019; Principal of Corridor InfraTrust Management, LLC from 2011 to 2018 ; Vice President of The Calvin Group from 2008 to 2010; Director of Finance for Aquila, Inc. from 2004 - 2008.	None
Jeffrey E. Fulmer (Born 1961; Age 58)	Executive Vice President - Business Development since January 2019; Senior Vice President of the Company from 2013 - 2019.	Managing Director of Corridor Infratrust Management, LLC since January 2019; Senior Director of Corridor InfraTrust Management from April 2013 to January 2019; Senior Advisor of Tortoise Capital Advisors 2007 - 2013.	None
Kristin M. Leitze (Born 1981; Age 38)	Chief Accounting Officer since December 2019; Controller from May 2017 to December 2019.	Chief Accounting Officer of Corridor InfraTrust Management, LLC; Controller of Corridor InfraTrust Management, LLC from May 2017 to December 2019; Controller and Assistant Vice President of Accounting of TranSystems Corporation from September 2016 to April 2017; Director of SEC Reporting of CVR Energy and CVR Refining from 2012 to 2016; Senior Manager at PricewaterhouseCoopers LLP ("PwC") from July 2012 to November 2012 and holding various other positions at PwC prior to July 2012.	None

Information About Other Senior Officers
        Set forth below is information with respect to the individuals serving as senior officers of the Company, in addition to our directors and executive officers, as of March 20, 2020:

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years

Richard C. Kreul (Born 1956, Age 64)	President of Mowood, LLC since March 2013 and MoGas Pipeline, LLC since June 2016; Oversees operations of Omega Pipeline Company since March 2013.	Senior Director of Corridor InfraTrust Management, LLC since 2013; Principal of RK Resources from 2011 to 2013; Vice President of Inergy, L.P. from 2003 to 2011; Vice President of Energy and Delivery at Aquila from 1994 to 2003.
Jeffrey L. Teeven (Born 1971; Age 48)	Vice President of Finance of the Company since August 2015; Director of Finance from June 2014 to August 2015.	Co-founder and Partner of Consumer Growth Partners from January 2005 to January 2015; Principal with Kansas City Equity Partners from 1997 to 2006; Principal with KPMG from 1994 to 1997.
Sean M. DeGon (Born 1975; Age 44)	Vice President of the Company since June 2017.	Director of Corridor InfraTrust Management, LLC since June 2017; Director at IHS Markit from November 2011 to June 2017; Senior Consultant at Purvin & Gertz (acquired by IHS Markit) from March 2006 to November 2011.

Board of Directors Meetings and Committees

        Our Board of Directors has established four standing committees: (i) the Executive Committee; (ii) the Audit Committee; (iii) the Corporate Governance Committee; and (iv) the Investment Committee, as described in more detail below. No new appointments have been made at this time to address Mr. Brady's resignation, as he will continue in his role on the Board and the various Board committee assignments until his retirement at the conclusion of the Annual Meeting. At that time, the remaining members of the Board expect to alter committee assignments to ensure that all of the committees are appropriately staffed.

The Executive Committee

Members: David J. Schulte (Chair) Conrad S. Ciccotello 2019 Committee Actions: 0 meetings	The Company’s Executive Committee has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board of Directors in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. The Executive Committee may also exercise the powers of the Board as delegated pursuant to the Company's Bylaws, which includes the pricing of its equity offerings from time to time. In the absence of any member of the Executive Committee, the remaining members are authorized to act alone.

The Audit Committee

Members: Catherine A. Lewis (Chair) Todd E. Banks Conrad S. Ciccotello 2019 Committee Actions: 4 meetings Governing Document: Audit Committee Charter, as amended effective July 30, 2014
The Company’s Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee: (i) approves and recommends to the Board of Directors the election, retention or termination of the independent registered public accounting firm (the “independent auditors”); (ii) approves services to be rendered by the independent auditors and monitors the independent auditors’ performance; (iii) reviews the results of the Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; (v) assists with implementation of the Company’s valuation procedures; and (vi) carries out additional responsibilities as outlined in the Committee’s Charter.
The Board of Directors has determined that each member of the Audit Committee is “financially literate” and is “independent” as defined under the applicable New York Stock Exchange listing standards. The Board of Directors has determined that Catherine A. Lewis and Conrad S. Ciccotello are “audit committee financial experts.” In addition to her executive and leadership experience in public accounting, Ms Lewis has tax expertise in the energy sector. Also, in addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

The Corporate Governance Committee

Members: Conrad S. Ciccotello (Chair) Barrett Brady 2019 Committee Actions: 4 meetings Governing Document: Corporate Governance Committee Charter, as amended effective July 30, 2014
The Corporate Governance Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance and develops and recommends to the Board corporate governance guidelines and procedures; (iv) evaluates and makes recommendations to the Board regarding director compensation; (v) oversees the evaluation of the Board and management; (vi) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms; and (vii) may not delegate its authority.
The Corporate Governance Committee will consider stockholder recommendations for nominees for membership to the Board of Directors so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Corporate Governance Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2020 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. The Company’s Bylaws require all directors and nominees for directors, at the time of their nomination (i) to be at least 21, but less than 75, years of age and have substantial expertise, experience or relationships relevant to the business of the Company or (ii) to be a current director of the Company who has not reached 75 years of age. The Corporate Governance Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Corporate Governance Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director. The Corporate Governance Committee has hired a search firm to assist in identifying and evaluating potential director candidates to fill one or more of the current vacancies on the Board of Directors.
The Board of Directors has determined that each member of the Corporate Governance Committee is “independent” as defined under the applicable New York Stock Exchange listing standards. On August 7, 2013, the Nominating, Corporate Governance and Compensation Committee was renamed the Corporate Governance Committee. In 2013, the Board of Directors authorized the elimination of the Compliance Committee in order to streamline committee responsibilities due to the overlap between the prior Compliance Committee charter and the prior Corporate Governance Committee charter. The Corporate Governance Committee has assumed all responsibilities previously held by the Compliance Committee, including: the review and assessment of management’s compliance with applicable securities laws, rules and regulations; monitoring compliance with the Company’s Code of Ethics and Business Conduct; and handling other matters as the Board of Directors or committee chair deems appropriate.

The Investment Committee

Members: David J. Schulte (Chair) Todd E. Banks Barrett Brady Conrad S. Ciccotello Catherine A. Lewis 2019 Committee Actions: 7 meetings	The Company’s Investment Committee is responsible for providing oversight and approval relating to the acquisition and long-term management of real property assets meeting applicable criteria, in accordance with the Company's investment guidelines and procedures.

        Copies of each of the committee charter documents referenced above, as approved and adopted by the Board of Directors, are available on the Company’s website, http://investors.corenergy.reit/investors/corporate-governance, and in print to any stockholder by written request directed to the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106.

        The Company’s Board of Directors met 14 times during 2019. Each director attended more than 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of Board committees on which the director served at the time during 2019. The Company does not have a policy with respect to Board member attendance at annual meetings. All of the directors of the Company attended the Company’s 2019 annual meeting.

        Risk Management. The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including cybersecurity, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its operations and activities, the Board of Directors, as part of its risk oversight efforts, will meet at its regular meetings and as needed with Corridor’s management to discuss, among other things, risk issues and related issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

        The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may not fully reflect all considerations that ultimately impact such risks.

        Executive Sessions; Communicating With the Board. Mr. Brady, in his capacity as Lead Independent Director, serves as the presiding director at all executive sessions of the Company’s independent directors. The Board expects to appoint a new Lead Independent Director following Mr. Brady's retirement at the conclusion of the Annual Meeting. Executive sessions of the Company’s independent directors are held at least twice a year. Stockholders and any interested parties may communicate directly with the Lead Independent Director, or with the independent directors as a group, by following the procedure described below under "Stockholder Communications."
COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
        As described above, the Company’s Corporate Governance Committee, consisting of Conrad S. Ciccotello (Chair) and Barrett Brady, oversees the compensation of our Independent Directors. We do not compensate our non-independent directors or any of our other executive officers, and as we are externally managed, we have no employees at the corporate level. For a description of fees paid to Corridor as the Company’s external manager during the fiscal year ended December 31, 2019, see the section herein entitled “Certain Relationships and Related Party Transactions.”
        None of the members of the Company’s Corporate Governance Committee are or have been officers or employees of the Company or any of its subsidiaries. During the Company’s last completed fiscal year: (i) no executive officer of the Company served as a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served on the Corporate Governance Committee; (ii) no executive officer of the Company served as a director of another entity, one of whose executive officers served on the Corporate Governance Committee; and (iii) no executive officer of the Company served as a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served as a director of the Company.

Director Compensation
        As we are externally managed by Corridor, we have no employees at the corporate level, and we do not compensate Mr. Schulte for his service as a director. Each of our executive officers is an employee of Corridor or one of its affiliates. Corridor is not obligated to dedicate certain of its employees exclusively to us, nor are it or its employees obligated to dedicate any specific portion of its or their time to our business. As described below under the heading “Certain Relationships and Related Party Transactions,” we pay a management fee and certain other fees to Corridor, which it uses in part to pay compensation to its officers and employees who, notwithstanding that certain of them also are our officers, receive no cash compensation directly from us.
        The following table sets forth certain information with respect to the compensation paid by the Company to each of our independent directors for their services as a director during fiscal 2019. The Company does not have any retirement or pension plans.

Name of Person	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Total ($)
Todd Banks(2)	63,028	—	63,028
Barrett Brady(3)	56,000	—	56,000
Conrad S. Ciccotello(4)	60,000	—	60,000
Catherine A. Lewis	60,000	—	60,000
____________________
(1)No amounts have been deferred for any of the persons listed in the table.
(2)The fees earned in cash for Todd Banks include $9,028.35 of fees paid for special assignments Mr. Banks provided to the Company on behalf of the Board of Directors as described further below.
(3)The fees earned in cash for Barrett Brady exclude $974.58 of expense reimbursement.
(4)The fees earned in cash for Conrad Ciccotello exclude $2,189.40 of expense reimbursement.

        Pursuant to the Director Compensation Plan, as amended, which was approved by stockholders at the 2014 Annual Meeting, each Independent Director receives from us an annual cash retainer of $15,000 and an annual stock retainer of $15,000 for each fiscal year. As disclosed in our periodic reports filed with the SEC, the issuance of common stock to our independent directors as a portion of their compensation is registered under the Securities Act pursuant to a Form S-8. We have currently suspended the issuance of these registered shares under the Company's Director Compensation Plan as a result of our inability to file the required financial statements of our tenant, Energy XXI Gulf Coast, Inc. and therefore in 2019, paid the annual stock retainer in cash.

In addition to the retainers set forth, each compensated director receives a fee of $1,000 for each committee meeting or Board meeting in which he or she participates. The Chair of the Audit Committee receives an additional annual retainer of $5,000. The Lead Director and each other committee chair receives an additional annual retainer of $1,000. The Independent Directors are also reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees. Further, Mr. Banks was appointed by the Board to a special assignment to assist management in evaluating one or more strategic opportunities and to be available to provide feedback to the other independent Board members on his assessment of those opportunities through June 2020, for which he may be paid $400 per hour, up to $50,000, and reimbursed certain expenses. The assignment may be extended by the Board in its discretion.

Equity Compensation Plan Information as of December 31, 2019
        The following table sets forth information as to the Company’s equity compensation plans as of the end of the Company’s 2019 fiscal year:

Plan Category	(a) Number of securities to be issued upon exercise of the outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	None	N/A	10,179(1)
Equity compensation plans not approved by security holders	None	N/A	N/A
TOTAL	None	N/A	10,179(1)
____________________
(1)The number of shares of common stock remaining that may be issued under the Company's Director Compensation Plan, as amended.

Required Vote
         Mr. Banks will be elected by the vote of a majority of the votes cast by the holders of all shares of Common Stock of the Company present at the meeting, in person or by proxy. This means that the number of shares voted "for" a director nominee must exceed the number of votes "against" that nominee. Since abstentions and broker non-votes, if any, count as shares that are “present” for purposes of establishing a quorum but do not count as votes "for" or "against" a nominee, they will have no effect on a nominee's achievement of a majority. Each common share is entitled to one vote in the election of Mr. Banks.
BOARD RECOMMENDATION
        The Board of Directors of the Company unanimously recommends stockholders of the Company vote “FOR” Mr. Banks as director.

PROPOSAL TWO
Ratification of Selection of
Independent Registered Public Accounting Firm
        The Board of Directors of the Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. E&Y’s selection was approved by the Company’s Audit Committee and was also ratified and approved by the Board of Directors of the Company, including all of the Independent Directors.
        E&Y has served the Company's independent registered public accounting firm since the Company’s commencement of operations on December 8, 2005, and does not have any direct financial interest or any material indirect financial interest in the Company. A representative of E&Y is expected to be available at the Annual Meeting, to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Company’s Audit Committee intends to meet quarterly each year with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.
Required Vote
        E&Y will be ratified as the Company’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting by the holders of Common Stock. Each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal, while abstentions and broker non-votes, if any, count as shares that are "present" for purposes of establishing a quorum, they will not be counted as "votes cast" and will have no effect on the result of the vote.
BOARD RECOMMENDATION
        The Board of Directors of the Company unanimously recommends that stockholders of the Company vote “FOR” the ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm.

AUDIT COMMITTEE REPORT
        The Audit Committee of the Company reviews the Company’s annual financial statements with both management and the Company’s independent auditors, and carries out the additional responsibilities described above under "Board of Directors Meetings and Committees - the Audit Committee".
        The Audit Committee of the Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2019 with management of the Company and the Company's independent auditors. Management of the Company has represented to the independent auditors of the Company and to the Audit Committee that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.
        The Audit Committee has also discussed with the independent auditors of the Company the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The independent auditors of the Company provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with representatives of the independent auditors of the Company their firm’s independence with respect to the Company.
        Based on the Audit Committee’s review and discussions with management and the independent auditors referred to above, and the representations of management and the reports of the independent auditors to the committee, the Audit Committee recommended that the Board include the audited financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

The Audit Committee of the Company

Catherine A. Lewis (Chair)
Conrad S. Ciccotello
Todd E. Banks

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        The Company’s Audit Committee selected E&Y as the independent registered public accounting firm for its fiscal year ending December 31, 2020, and the Board of Directors has recommended that the Company's stockholders ratify such selection pursuant to Proposal 2. E&Y is registered with the Public Company Accounting Oversight Board and has served as the Company's independent registered public accounting firm since the Company's commencement of operations on December 8, 2005.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES AND SERVICES
      The following table sets forth the amounts of the aggregate fees billed to the Company by E&Y for the fiscal years ended December 31, 2019 and 2018, respectively:

	2019	2018
Audit Fees[1]	$768,180	$750,500
Audit-Related Fees[2]	31,647	8,815
Tax Fees[3]	208,200	625,514
All Other Fees	—	—
____________________
(1)For professional services rendered auditing the Company’s annual financial statements, reviewing interim financial statements, and reviewing the Company’s statutory and regulatory filings with the SEC. The audit fees for December 31, 2019 and December 31, 2018 are based on amounts billed and expected to be billed by E&Y.
(2)For accounting consultation in connection with transactions.
(3)For professional services rendered to the Company for tax compliance, tax advice and tax planning.

        The Audit Committee of the Company has adopted pre-approval policies and procedures, most recently updated as of February 19, 2020. Under these policies and procedures, the Audit Committee of the Company pre-approves: (i) the selection of the Company’s independent registered public accounting firm; (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company; (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company’s manager or advisor or any entity controlling, controlled by, or under common control with the Company’s manager or advisor that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chair of the Audit Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services, and such delegated pre-approvals will be presented to the full Audit Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the Company’s adoption of these policies and procedures, the Audit Committee of the Company has pre-approved all audit and non-audit services provided to the Company by E&Y. None of these services provided by E&Y were approved by the Audit Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.
OTHER MATTERS
      The Board of Directors of the Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
        At March 20, 2020, each director, each executive officer and the directors and executive officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the number of shares of Common Stock of the Company listed in the table below (or percentage of outstanding shares). Unless otherwise indicated, each individual has sole investment and voting power with respect to the shares listed in the table below.

Directors and Officers(1)	Number of Shares	Percent of Class(2)
Independent Directors and Nominees
Todd E. Banks(3)	684.8634	*
Barrett Brady(4)	4,849.8625	*
Conrad S. Ciccotello(5)	5,539.3570	*
Catherine A. Lewis(6)	4,349.8625	*
Executive Directors and Additional Executive Officers
David J. Schulte(7)	27,570.3390	*
Rebecca M. Sandring(8)	5,374.0000	*
Jeffrey Fulmer	6,865.0000	*
Kristin M. Leitze	375.0000	*
Directors and Officers as a Group (8 Total)	55,608.2844	*
        *Indicates less than 1%.
(1)Unless otherwise indicated, the business address of each of the individuals is 1100 Walnut, Suite 3350, Kansas City, MO 64106.
(2)Based on 13,651,521 shares outstanding as of March 20, 2020.
(3)Includes 620.9507 shares of restricted stock received under the Director Compensation Plan.
(4)Includes (i) 2,500 shares held in the Barrett Brady Trust UTA dtd 6/29/2009 of which Mr. Brady is a trustee and (ii) 2,349.8625 shares of restricted stock received under the Director Compensation Plan.
(5)Includes (i) 2,587.497 shares held in a trust of which Mr. Ciccotello is trustee; (ii) 402 shares held jointly with his wife and (iii) 2,549.86 shares of restricted stock received under the Director Compensation Plan.
(6)Includes (i) 2,000 shares held in the Catherine A. Lewis Trust U/A dtd 7/11/2013 of which Ms. Lewis is a trustee and (ii) 2,349.8625 shares of restricted stock received under the Director Compensation Plan.
(7)Includes (i) 25,000.339 shares held jointly with his wife; and (ii) 2,570 shares held in accounts for spouse’s children, for which she is the custodian and for which Mr. Schulte disclaims beneficial ownership.
(8)Includes 195 shares held indirectly by Ms. Sandring's daughter.

        As of March 20, 2020 based on filings made under Section 13(g) of the Exchange Act, the persons known by us to be beneficial owners of more than 5% of our common stock were as follows:

Name and Address of Beneficial Owner	Number of Shares	Percent of Class(1)
The Vanguard Group, Inc.(2) 55 East 52nd Street New York, NY 10055	1,396,232	10.23%
Renaissance Technologies, LLC (3) 800 Third Avenue New York, NY 10022	1,043,035	7.64%
BlackRock, Inc (4) 55 East 52nd Street New York NY 10055	1,003,926	7.35%
______________
(1)For purposes of Rule 13d-3 of the Exchange Act, percentage ownership of the Common Stock is computed based on the sum of  13,651,521 shares of Common Stock actually outstanding as of March 20, 2020. Amounts shown were determined without regard to applicable ownership limits contained in the Company’s Charter.
(2)This information is based on a Schedule 13G/A filed with the SEC on February 12, 2020, by The Vanguard Group, Inc., which reported sole voting power with respect to 13,455 shares, shared voting power with respect to 1,346 shares, and sole dispositive power with respect to 1,384,088 shares and shared dispositive power with respect to 12,144 shares in the table.
(3)This information is based on a Schedule 13G/A filed with the SEC on February 13, 2020, by Renaissance Technologies, LLC, which reported sole voting power and sole dispositive power with respect to all 1,043,035 shares in the table.
(4)This information is based on a Schedule 13G/A filed with the SEC on February 5, 2020, by BlackRock, Inc., which reported sole voting power with respect to 967,079 shares, and sole dispositive power with respect to all 1,003,926 shares in the table.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
         The Company has written policies and procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. The Company has written procedures which prohibit certain transactions with affiliates of the Company and require board approval of certain transactions with affiliated persons of the Company.

        The Company is managed by Corridor, an asset manager specializing in financing the acquisition or development of infrastructure real property assets. Corridor is located at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106. Under our Management Agreement, Corridor (i) presents us with suitable acquisition opportunities consistent with our investment policies and our objectives, (ii) is responsible for our day-to-day operations and (iii) performs such services and activities relating to our assets and operations as may be appropriate. The Management Agreement does not have a specific term, and will remain in place unless terminated by the Company or Corridor in the manner permitted pursuant to the agreement.

        The terms of the Management Agreement include a quarterly management fee equal to 0.25 percent (1.00 percent annualized) of the value of the Company’s Managed Assets as of the end of each quarter. For purposes of the Management Agreement, “Managed Assets” means the total assets of the Company (including any securities receivables, other personal property or real property purchased with or attributable to any borrowed funds) minus (A) the initial invested value of all non-controlling interests, (B) the value of any hedged derivative assets, (C) any prepaid expenses, and (D) all of the accrued liabilities other than (1) deferred taxes and (2) debt entered into for the purpose of leverage. For purposes of the definition of Managed Assets, the Company’s securities portfolio will be valued at then-current market value. For purposes of the definition of Managed Assets, other personal property and real property assets will include real and other personal property owned and the assets of the Company invested, directly or indirectly, in equity interests in or loans secured by real estate or personal property (including acquisition-related costs and acquisition costs that may be allocated to intangibles or are unallocated), valued at the aggregate historical cost, before reserves for depreciation, amortization, impairment charges or bad debts or other similar noncash reserves. In light of previous provisions for loan losses on certain of the Company's energy infrastructure financing investments, Corridor voluntarily recommended, and the Company agreed, that effective on and after the Company's March 31, 2016 balance sheet date, solely for the purpose of computing the value of the Company's Managed Assets in calculating the quarterly management fee under the terms of the Management Agreement, that portion of the Management Fee attributable to such loans shall be based on the estimated net realizable value of the loans, which shall not exceed the amount invested in the loans as of the end of the quarter for which the Management Fee is to be calculated.

In reviewing the application of the quarterly management fee provisions of the Management Agreement to the net proceeds received during the third quarter of 2019 from the offering of 5.875% Convertible Notes, which closed on August 12, 2019, Corridor waived any incremental management fee due as of the end of the third and fourth quarters of 2019 based on such proceeds (other than the cash portion of such proceeds that was utilized in connection with the exchange of the Company’s 7.00% Convertible Notes).

        The Management Agreement includes a quarterly incentive fee of 10 percent of the increase in distributions paid over a threshold distribution equal to $0.625 per share per quarter. The Management Agreement also requires at least half of any incentive fees to be reinvested in our common stock by Corridor's employees and its affiliates, which has been accomplished every year to align the interests of management with our stockholders. Corridor voluntarily recommended, and we agreed, that they would waive $470 thousand of the $658 thousand aggregate annual total of these fees that would otherwise have been payable under the provisions described above with respect to dividends paid on our common stock during the year ended December 31, 2019. The waiver represents voluntary actions of management to align our incentive payments with our stockholders' interests. Accordingly, Corridor received an incentive fee of $188 thousand during the year.
Under our Administrative Agreement, Corridor, as our administrator, performs (or oversees or arranges for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, bookkeeping and record keeping services. For these services we pay our administrator a fee equal to 0.04 percent of our aggregate average daily Managed Assets, with a minimum annual fee of $30 thousand.

Pursuant to the Management and Administrative Agreements, Corridor furnishes us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). Corridor is authorized to enter into agreements with third parties to provide such services. To the extent we request, Corridor will (i) oversee the performance and payment of the fees of our service providers and make such reports and recommendations to the Board of Directors concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, and stockholder communications, and the preparation of materials and reports for the Board of Directors; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board of Directors; and (iv) supervise any other aspect of our administration as may be agreed upon by us and Corridor. We have agreed, pursuant to the Management Agreement, to reimburse Corridor for all out-of-pocket expenses incurred in providing the foregoing.

We bear all expenses not specifically assumed by Corridor and incurred in our operations. The compensation and allocable routine overhead expenses of all management professionals of Corridor and its staff, when and to the extent engaged in providing us management services, is provided and paid for by Corridor and not us.

During the fiscal year ended December 31, 2019, the Company paid Corridor fees totaling $6,786,637 pursuant to the Management Agreement and total fees of $263,937 pursuant to the Administrative Agreement.

STOCKHOLDER COMMUNICATIONS
        Stockholders are able to send communications to the Board of Directors of the Company or to a particular director. Communications should be addressed to the applicable director or directors, in care of the Secretary of the Company at its principal office at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106. The Secretary will forward any communications received directly to the Board of Directors or the particular director, as applicable.
CODE OF ETHICS AND BUSINESS CONDUCT, OFFICERS CODE OF ETHICS
AND CORPORATE GOVERNANCE POLICY
        The Company has adopted a code of ethics and business conduct, a code of ethics which applies to the Company’s principal executive officer and principal financial officer and a corporate governance policy. Each is available on the Company’s website http://investors.corenergy.reit/investors/corporate-governance or in print to any stockholder who requests it from the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106.
AVAILABILITY OF ANNUAL REPORT
        The Company’s Annual Report includes its Annual Report on Form 10-K for the year ended December 31, 2019 (without exhibits) as filed with the SEC. The Company will furnish without charge upon written request a copy of its Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. The Company will furnish copies of such exhibits upon written request and payment of its reasonable expenses in furnishing such exhibits. Each such request must include a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of the Company’s Common Stock entitled to vote at the Annual Meeting of Stockholders. Such written request should be directed to the Company’s Secretary, CorEnergy Infrastructure Trust, Inc., 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, (877)-669-CORR (2677).
HOUSEHOLDING OF PROXY MATERIALS
        If you and other residents at your mailing address own Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one Notice of Internet Availability of Proxy Materials or one annual report and proxy statement (together, "proxy materials") in the event you elected to receive paper copies of proxy materials. This practice is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Notice (or proxy materials, if requested) to your address. If you wish to revoke your consent to householding, or to request householding if you are receiving multiple copies of our Notices (or multiple copies of proxy materials, if applicable), you must contact your broker, bank or other nominee.
        If you did not receive an individual copy of the Notice (or proxy materials, if applicable), you can obtain a copy by contacting the Company’s Secretary, CorEnergy Infrastructure Trust, Inc., 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, (877)-669-CORR (2677).

STOCKHOLDER PROPOSALS AND
NOMINATIONS FOR THE 2021 ANNUAL MEETING
         Method for Including Proposals in the Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in the Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, not later than 5:00 p.m., Central Time on December 11, 2020. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.
        Other Proposals and Nominations. If you want to nominate a director, or to have other business considered at the Company’s next annual meeting of stockholders outside of the process for having a proposal included in the Company's proxy statement pursuant to SEC Rule 14a-8, you must comply with the advance notice provision of the Company’s Bylaws. Under the Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, at least 120 days (e.g., 5:00 P.M. Central Time on December 11, 2020), but no more than 150 days (e.g., 5:00 P.M. Central Time on November 11, 2020), prior to the anniversary of the date of mailing for the Notice of this year's Annual Meeting (April 10, 2020); however, if we hold our 2021 annual meeting more than 30 days before or after the anniversary date of this year's Annual Meeting (May 20, 2020), we must receive the notice not earlier than the 150th day prior to the annual meeting date, and not later than the 120th day prior to the annual meeting date or the tenth day following the date on which we first publicly announce the date of the 2021 annual meeting, whichever occurs later. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws, including ownership of at least one percent (1%) of the Company's outstanding shares for a minimum period of at least three years prior to the date of such proposal or nomination and through the date of the related annual meeting, and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the Company’s applicable Bylaws. A copy of the Company’s Bylaws may be obtained by contacting the Secretary of the Company at 877-699-CORR (2677) or by writing the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.
        These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Company’s proxy statement under the rules of the SEC.
        A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

Rebecca M. Sandring Secretary

 SCAN TO >
CORENERGY INFRASTRUCTURE TRUST, INC.    VIEW MATERIALS & VOTE
1100 WALNUT STREET, SUITE 3350
Kansas City, MO 64106
ATTN: Debbie Hagen or Matt Kreps
        VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
        Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes
Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
                KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------------------
                DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors:
Nominees:
		For	Against	Abstain
1A.	Todd E. Banks	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.		For	Against	Abstain
2.	To ratify the selection of Ernst & Young LLP as the independent registered public accountants for the Company’s fiscal year ending December 31, 2020.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change / comments, mark here.     ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting	Yes	No
	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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CORENERGY INFRASTRUCTURE TRUST, INC.
Annual Meeting Of Stockholders
May 20, 2020 10:00 AM CDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints David J. Schulte as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of CORENERGY INFRASTRUCTURE TRUST, INC. that the shareholder(s) is/ are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 AM CDT, on May 20, 2020, at 1100 Walnut Street, Kansas City, MO 64106 in the Emerald room on the fourth floor and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:
                      ______

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side